Exhibit 99.2

 Introduction  Last fall, we described a crucible moment for Snap and the imperative to grow our community and engagement, reaccelerate revenue growth, improve gross margins, and establish a clearer path to net income profitability. We made meaningful progress on each of these priorities in Q1. Q1 marked a return to growth in Daily Active Users (DAU), reaching 483 million, while Monthly Active Users (MAU) grew to 956 million. Revenue increased 12% year-over-year to $1.53 billion, including a 3% year-over-year increase in Advertising Revenue to $1.24 billion and an 87% year-over-year increase in Other Revenue to $285 million. Net loss improved to $89 million, operating cash flow was $327 million, free cash flow was $286 million, and Adjusted EBITDA was $233 million. These results indicate that we are closing the gap between engagement and monetization, while converting revenue growth into a more durable path towards GAAP profitability. As we look ahead, our priorities are clear: first, grow our community and deepen engagement across Snapchat, with a focus on highly monetizable geographies; second, accelerate and diversify revenue growth; and third, build a more profitable and cash-generative core business, while investing with discipline in Specs and our long-term opportunity in intelligent eyewear.  Community Growth  Our first priority is growing our community and deepening engagement by making Snapchat the best place to communicate with close friends and family. Engagement on our platform is built around relationships. People use Snapchat to talk to their friends, to express themselves visually, to share what they are seeing, and to stay connected to what is happening around them. That is why we continue to believe that our communications service is our strongest long-term advantage. In Q1, we continued to invest in new conversation starters to make communicating with friends easier and more fun. Topic Chats, which allow Snapchatters to participate in public conversations around trending topics and events, gained momentum as we broadened the roll out in Q1. For example, the March Madness Topic Chat was one of the most active real-time group chats, with more than 90,000 messages sent and peak concurrent participation exceeding 40,000 people. Games are also emerging as a popular conversation starter, with new two player, turn-based experiences creating low-friction ways for friends and family to connect. We also added new entry points for Games in Q1 to improve discovery, contributing to Games reaching 255 million Monthly Active Users. In addition, we enhanced our messaging infrastructure by improving notification timeliness and relevance, and by making it easier for Snapchatters to seamlessly share content into conversations. Our community is increasingly using content sharing as a conversation starter, and Spotlight is playing an important role in recommending more shareable content. In Q1 2026, Spotlight shares and reposts grew 62% year-over-year globally and 124% year-over-year in the US. Our focus on prioritizing authentic content created using the Snapchat Camera and our investments in the Creator experience are driving Spotlight posts, contributing to nearly 74% year-over-year growth in Spotlight posters in the US and over 61% globally. These efforts, combined with continued investment in AI-driven personalization, resulted in higher engagement, with total time spent watching Spotlight increasing 11% year-over-year. Our augmented reality and Lens ecosystem continues to play an important role in enhancing communication and self expression on Snapchat. More than 75% of Snapchatters are engaging with augmented reality every day on average, and our community uses Lenses in our Snapchat camera 9 billion times per day on average. AI-powered Lens creation is SNAP INC. | Q1 2026 | INVESTOR LETTER 1

transforming our AR ecosystem, with more than 400,000 Lenses submitted in Q1, increasing more than 150% year-over-year. The significant growth this quarter was driven primarily by the adoption of new Lens creation tools such as Easy Lens, our free tool designed to make Lens creation simpler, more fun, and more personal. The Map continues to play a growing role as a way to stay up-to-date with friends and discover new places. With more than 450 million global MAU in Q1, we believe that the Snap Map is the world’s most personal map, continually adapting to highlight the friends, places, and real-world experiences that matter most to Snapchatters. As we layer in richer content and local signals, we see Snap Map developing into a powerful platform for connecting our community with places and services in the physical world, creating a durable foundation for local commerce and advertising over time. The innovation we delivered across new conversation starters, content sharing, Lenses, and Snap Map all contributed to the growth in our global community in Q1, with Global DAU and MAU both growing 5% year-over-year in Q1.  Advertising Revenue  Advertising execution improved in Q1, led by continued strength with SMBs and better performance across our lower-funnel products. Large advertisers in North America remained a headwind, but we are beginning to see early signs of improvement as performance gains are more fully reflected in third-party measurement systems and as newer inventory in Chat is more widely adopted. Our focus is on three priorities: improving performance and measurement across the core ad platform, expanding new inventory, and translating those gains into broader advertiser adoption and larger commitments. First, we continued to make meaningful progress improving performance across our core direct response products. Growth in Q1 was led by lower-funnel solutions and by performance-oriented advertisers responding to stronger ROI. Dynamic Product Ads revenue grew more than 30% year-over-year, while adoption among small and medium-sized customers more than doubled. We also saw strong momentum in app advertising, where goal-based bidding revenue grew 27% year-over-year and App Purchases revenue grew 87% year-over-year. Across Pixel Purchase campaigns, 7-0 purchases generated per dollar of revenue grew more than 23% year-over-year which we view as a sign that conversion efficiency is improving. These gains are being driven by continued progress in AI, ranking, retrieval, and automation across the ad platform. Nearly 70% of advertising spend now uses at least one of our AI-powered automation solutions, including Smart Audience, Smart Budget, or Smart Placement, which gives us confidence that these improvements are benefiting a broad share of the business. In Q1, we launched LLM-based user intent understanding for Dynamic Product Ads retrieval, which improved Pixel Purchase conversions by more than 2%, and multimodal similar-product retrieval using a vision-language model fine-tuned on Snap data, which delivered an additional high-single-digit lift in DPA purchase conversions. We also upgraded our App Re-engagement model with stronger foundational user embeddings and a new multi-task architecture, increasing purchase conversions by approximately 2% while improving CPA by nearly 9%. Together, these changes are making the platform more effective at matching the right advertiser, product, and creative with the right Snapchatter at the right moment. Measurement remains a critical priority, particularly for larger advertisers and agencies. It is not enough for our internal systems to show better performance; those gains need to be reflected in the third-party measurement tools advertisers use to evaluate spend and allocate budgets. Over the past year, we have made progress closing long-standing measurement gaps so that external systems more accurately reflect the performance we are delivering. According to Measured, median iROAS on Snapchat grew 104% from the April through September 2025 test period to the October 2025 through March SNAP INC. | Q1 2026 | INVESTOR LETTER 2

2026 test period. This matters because larger advertisers typically move budgets only after platform improvements are validated externally. Second, we are expanding new inventory in places where Snapchatters are already taking action. Sponsored Snaps continues to demonstrate the potential of bringing brands into the Chat experience in a way that feels native to Snapchat while also creating a meaningful new surface for performance advertising. We are scaling this surface carefully, with a focus on preserving the quality and frequency of close-friend communication. In Q1, nearly 75% of U.S. Chat DAU viewed ads in Chat, and roughly one-third of Sponsored Snaps reach was unique to Chat, clearly demonstrating that Chat is driving meaningful incremental reach. We are seeing encouraging performance from Sponsored Snaps. In Q1, per-impression click-through rate improved 226%, and 7-day conversion volume increased 59%. While this remains an early opportunity, those results suggest that Chat can support both scale and measurable performance over time. Building on this momentum, we introduced AI Sponsored Snaps, a new format that enables brands to engage Snapchatters through interactive, AI-powered conversations in Chat and extends our strategy of delivering more personalized, high-intent advertising experiences. We are also encouraged by the progress we are seeing with Promoted Places, which helps connect digital discovery on Snapchat with real-world action. Early campaigns generated more than 20 million incremental visits and double-digit growth in foot traffic. For example, Carl’s Jr. achieved an 18% lift in incremental visits alongside gains in ad awareness and brand favorability. We believe products like Sponsored Snaps and Promoted Places can expand our lower-funnel footprint over time by adding more differentiated inventory while creating more measurable outcomes for advertisers. Third, we are continuing to grow and diversify our advertiser base. Over the past three years, the number of current SMB advertisers on our platform has nearly tripled, and in Q1 SMBs grew spend by more than 30% year-over-year in North America. SMBs accounted for more than 30% of global ad revenue and remained our largest ad growth driver for the seventh consecutive quarter. This continues to reflect strong product-market fit in the segment, as well as the improvements we are making in onboarding, automation, and advertiser support. At the same time, large advertisers in North America remained a headwind to advertising growth in Q1. We are not satisfied with that outcome, but we are beginning to see encouraging signs that this part of the business is improving. As measurement systems have time to reflect the performance gains we have delivered, and as newer inventory becomes available at greater scale, we are seeing better traction with large customers. North America upfront commitments for 2026 grew approximately 10% year-over-year, which we view as an important sign that agencies and advertisers are increasingly willing to invest as performance and measurement improve. At the same time, we want to be clear that recovery among larger North American advertisers remains early and uneven. These customers typically make planning and investment decisions on quarterly or semi-annual cycles, which means revenue often lags underlying improvements in performance. Overall, Q1 marked important progress in strengthening the foundation of our advertising business. We improved performance across key direct response products, made meaningful progress in measurement, and continued to scale new inventory that expands both reach and conversion opportunity. These gains are already driving stronger results with SMBs and performance advertisers, and we are beginning to see early signs that larger advertisers in North America are responding as well. While there is still work to do, we believe the progress we made in Q1 positions us well to drive broader adoption and more durable revenue growth over time. SNAP INC. | Q1 2026 | INVESTOR LETTER 3

 Other Revenue  In Q1 we continued to diversify our topline, with Other Revenue reaching $285 million, up 87% year-over-year, and representing a 25 percentage point acceleration over the prior quarter growth rate. Memories Storage was an important driver of this acceleration and we are encouraged to see that a larger than anticipated share of new subscribers acquired through Memories are choosing higher ARPU subscription offerings including Snapchat+. This performance reflects the increasing value of our subscription products as we continue to introduce features that enhance the user experience and create differentiated value for our community. We view subscriptions as strategically important for three reasons. First, they deepen our direct relationship with Snapchatters. Second, they help diversify revenue by adding a business line that is less exposed to the advertising cycle. Third, they can be attractive from a margin and cash-generation perspective as we scale. We are strengthening the long-term foundation of our subscription strategy by creating new subscription tiers and offerings, including Lens+. AI-powered Lens interactions are deepening user engagement and increasingly serving as a natural discovery layer for premium AI-powered experiences. Lens+ is emerging as a key extension of this strategy, offering subscribers access to exclusive Lenses and AI-powered features. Early traction has been encouraging, with Lens+ contributing to higher subscription ARPU and gross margin expansion. We continue to innovate on additional direct value propositions for our community, including the launch of Creator Subscriptions in Q1. We believe this offering can deepen creator engagement on Snapchat, strengthen relationships between creators and their audiences, and further diversify our revenue streams over time.  Specs  We are excited about the upcoming launch of Specs and our mission to make computing more human. For more than a decade we have believed that smartglasses will be the most important computing platform transition since the smartphone. Snap is uniquely positioned to shape that future because we bring together a scaled augmented reality platform, a large developer ecosystem, and a vertically integrated software and hardware stack through Lens Studio, Snap OS, and Specs. Over the past year, we continued to improve our platform with major Snap OS updates, new tools and APIs for developers, and new experiences that expand what is possible on Specs across learning, gaming, utility, and AI-powered assistance. We are also seeing encouraging momentum in our developer ecosystem, with the number of Lenses submitted for Specs increasing 28% year-over-year. We are inspired by the range of Lens experiences developers are building for Specs. Early examples include Fossils from XR focused company VyuXR Immersive Studios, an interactive AR learning experience that uses spatial puzzle mechanics to let users uncover and assemble prehistoric fossils while bringing extinct animals to life; Artel from Yegor Ryabtsov, an AR drawing app that lets users create in 3D space with a wide range of brushes, colors, and effects, and now includes physics-based interactions that allow drawings to respond to gravity and motion; and The Heist by GrowPile, a co-located AR puzzle game in which players solve changing modules and challenges to disarm an anti-theft system, either solo or with others on Specs or mobile. We look forward to sharing more as we get closer to launch, and we hope you will join us at Augmented World Expo on June 16th as we continue our work to make computing more human. SNAP INC. | Q1 2026 | INVESTOR LETTER 4

 Financials  In Q1, we demonstrated substantial financial progress with revenue at the top end of our guidance range, gross margins expanding year-over-year, and Adjusted EBITDA materially favorable to our prior guidance. More broadly, we believe Q1 provides early evidence that the strategic framework we laid out last fall is beginning to translate into more durable revenue growth, a more efficient cost structure, and a clear path to net income profitability. Total revenue was $1.53 billion in Q1, up 12% year-over-year. Other Revenue increased 87% year-over-year to $285 million in Q1, driven primarily by continued momentum in Snapchat+ subscriptions, strong adoption of our newer offerings such as Memories Storage, and early traction from Lens+. Advertising revenue reached $1.24 billion in Q1, up 3% year-over-year, driven primarily by growth in direct response advertising revenue, partially offset by continued headwinds in the North America large client advertising business, and an approximately $20 to $25 million impact from the geopolitical headwinds in the Middle East experienced during March. Global impression volume increased approximately 17% year-over-year, while total eCPMs declined approximately 12% year-over-year. These dynamics are driven by the rapid growth in Sponsored Snaps, as well as a mix shift in impression delivery toward Spotlight. These factors are driving strong impression growth and improved advertiser performance, but have created a near-term revenue headwind as we work to build demand for these newer surfaces and ad units. We believe these dynamics are positive for the long-term health of the platform, as improved pricing and performance are key inputs to building demand over time. Adjusted Cost of Revenue was $662 million in Q1, up 4% year-over-year. Total infrastructure costs were $401 million in Q1, up 7% year-over-year, driven primarily by community growth, strategic investments in AI model training, and monetization serving costs. The remaining components of Adjusted Cost of Revenue were $261 million in Q1, or 17% of revenue, which is in line with our full-year cost structure guidance range and an improvement of 2 percentage points year-over-year. These operational efficiencies contributed to Adjusted Gross Margin improving 3 percentage points year-over-year to reach 57% in Q1, which we believe puts us on track for achieving our goal of 60% or better for fiscal 2026. Adjusted Operating Expenses were $633 million in Q1, up 2% year-over-year. The growth was driven primarily by a 7% increase in personnel costs, which was partially offset by reductions in community growth marketing as we continued to calibrate investments in community growth with the long-term monetization potential of each geography. Adjusted EBITDA was $233 million in Q1, an improvement of $125 million compared to the prior year. Adjusted EBITDA flow through, or the percentage of year-over-year revenue growth that flowed through to Adjusted EBITDA, was 75% in Q1. We view this elevated flow through as a clear demonstration of our pivot to profitability becoming evident in our financial results. Net loss was $89 million in Q1 compared to $140 million in the prior year. The $51 million year-over-year improvement largely reflects the flow-through of the $125 million improvement in Adjusted EBITDA, partially offset by a $49 million gain on debt extinguishment recognized in the prior year, and a $24 million increase in net interest expense due to the high yield notes issued in the prior year. Stock-based compensation and related payroll expenses were $263 million in Q1, which represents a modest decline year-over-year. We are focused on reducing SBC as a percentage of revenue and limiting dilution through disciplined equity compensation and opportunistic repurchases. We continued to manage our share count carefully, with $350 million in share repurchases completed in Q1, which helped limit share count growth to 3.5%. We ended SNAP INC. | Q1 2026 | INVESTOR LETTER 5

Q1 with approximately $2.8 billion in cash and marketable securities, and had $400 million remaining in our previously authorized share repurchase program as of the end of Q1. Free Cash Flow was $286 million in Q1, while Operating Cash Flow was $327 million. Over the trailing twelve months, Free Cash Flow was $609 million and Operating Cash Flow was $831 million, as we continue to execute on translating topline growth into sustained growth in cash flow. Taken together, we believe our Q1 financial results provide early proof points that continued revenue diversification, and improved cost discipline will support a more durable and profitable business over time. We also recognize that investor expectations are increasingly centered on the pace at which this progress translates into meaningful GAAP earnings. In April, we took the difficult but necessary action to make Snap a faster, more focused, and more efficient company. As a result, we expect to reduce our annualized cost structure by more than $500 million in the second half of 2026. We believe these actions establish a clearer path to net income profitability while prioritizing investment in the highest-conviction opportunities across Snap.  Financial Outlook  As we move into Q2, we remain focused on accelerating our topline, growing our community, deepening engagement, improving financial efficiency, and advancing toward the commercial launch of Specs later this year. Our guidance range for Revenue in Q2 is $1.52 billion to $1.55 billion. Our revenue guidance range assumes no contribution from Perplexity as we amicably ended the relationship in Q1. Our guidance range also assumes that the operating environment in the Middle East region remains consistent relative to the magnitude of the headwinds we have experienced in March and April, but caution that the trajectory of the geopolitical situation in the region is uncertain. On the cost side, we anticipate that Infrastructure costs will grow modestly year-over-year in Q2, while remaining on track toward our full year cost structure guidance. All Other Cost of Revenue is expected to remain in-line with our full year cost structure guidance at 16% to 17% of revenue in Q2. From a personnel cost perspective, our recently announced restructuring will have a partial period benefit in Q2, while the reduction in our Adjusted Operating Expenses and SBC will be more fully reflected in Q3 and beyond. As a result, we estimate that Adjusted EBITDA will be between $175 and $200 million in Q2. We also anticipate that we will incur pre-tax restructuring charges of between $95 and $130 million related to our recent restructuring, and that the majority of these costs will be incurred in Q2, which will be a headwind to Net Income in this period. Lastly, we continue to monitor the evolving legal and regulatory landscape in the United States and internationally. Areas of focus include age assurance, data use, privacy, advertising practices, and online safety. While outcomes remain uncertain, these developments may result in changes to our products and business practices, which could increase compliance and legal costs over time and may also impact user growth and engagement. SNAP INC. | Q1 2026 | INVESTOR LETTER 6

1. Adjusted Gross Profit is a non-GAAP measure, which we define as GAAP revenue less Adjusted Cost of Revenue. Adjusted Gross Margin is a non-GAAP measure, which we define as GAAP revenue less Adjusted Cost of Revenue divided by GAAP revenue. Adjusted Cost of Revenue is a non-GAAP measure and excludes stock-based compensation expense, payroll and other tax expense related to stock-based compensation, depreciation and amortization, and certain other items impacting net income (loss) from time to time. See Appendix for reconciliation of GAAP Cost of Revenue to Adjusted Cost of Revenue. 2. Adjusted Operating Expenses is a non-GAAP measure and excludes stock-based compensation expense, payroll and other tax expense related to stock-based compensation, depreciation and amortization, and certain other items impacting net income (loss) from time to time. See Appendix for reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses. 3. Adjusted EBITDA is a non-GAAP measure, which we define as net income (loss), excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. See Appendix for reconciliation of net income (loss) to Adjusted EBITDA. 4. Free Cash Flow is a non-GAAP measure, which we define as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. See Appendix for reconciliation of net cash provided by (used in) operating activities to Free Cash Flow. SNAP INC. | Q1 2026 | INVESTOR LETTER 7

SNAP INC. | Q1 2026 | INVESTOR LETTER 8

Forward Looking Statements This letter contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this letter, including statements regarding guidance, our future results of operations or financial condition, future stock repurchase programs or stock dividends, business strategy and plans, user growth and engagement, product initiatives, objectives of management for future operations, and advertiser and partner offerings, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this letter. You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this letter primarily on our current expectations and projections about future events and trends, including our financial outlook, macroeconomic uncertainty, and geo-political events and conflicts, that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our ability to attain and sustain profitability; our ability to generate and sustain positive cash flow; our ability to attract and retain users, partners, and advertisers; competition and new market entrants; managing our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified team members and key personnel; our ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures, or investments; and the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the U.S. Securities and Exchange Commission, or SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s periodic report that will be filed with the SEC for the period covered by this letter and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this letter are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this letter or to reflect new information or the occurrence of unanticipated events, including future developments related to geo-political events and conflicts and macroeconomic conditions, except as required by law. Non-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss), excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA. We use other non-GAAP financial measures such as Adjusted Cost of Revenue and Adjusted Operating Expenses. These measures are defined as their respective GAAP expense line items, excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. We use the non-GAAP financial measure of Adjusted Gross Profit, which we define as GAAP revenue less Adjusted Cost of Revenue. We use the non-GAAP financial measure of Adjusted Gross Margin, which we define as GAAP revenue less Adjusted Cost of Revenue divided by GAAP revenue. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures” included as an Appendix to this letter. Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries. SNAP INC. | Q1 2026 | INVESTOR LETTER 9

Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands, unaudited) 1. Adjusted Gross Profit is a non-GAAP measure, which we define as GAAP revenue less Adjusted Cost of Revenue. Adjusted Cost of Revenue is a non-GAAP measure and excludes stock-based compensation expense, payroll and other tax expense related to stock-based compensation, depreciation and amortization, and certain other items impacting net income (loss) from time to time. Adjusted Gross Margin is a non-GAAP measure, which we define as GAAP revenue less Adjusted Cost of Revenue divided by GAAP revenue. 2. GAAP Operating Expenses is defined as total costs and expenses, as reported on our consolidated statements of operations, minus GAAP cost of revenue. 3. Adjusted Operating Expenses is a non-GAAP measure and excludes stock-based compensation expense, payroll and other tax expense related to stock-based compensation, depreciation and amortization, and certain other items impacting net income (loss) from time to time. SNAP INC. | Q1 2026 | INVESTOR LETTER 10

Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands, unaudited) 1. Adjusted EBITDA is a non-GAAP measure, which we define as net income (loss), excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other items impacting net income (loss) from time to time. 2. Free Cash Flow is a non-GAAP measure, which we define as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. SNAP INC. | Q1 2026 | INVESTOR LETTER 11